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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             ----------------------


        Date of Report (Date of earliest event reported): August 20, 2007

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                      1-12387                 76-0515284
(State or other jurisdiction of         (Commission          (I.R.S. Employer of
 incorporation or organization)         File Number)            Incorporation
                                                             Identification No.)


      500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                  60045
        (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS

         On August 20, 2007, Tenneco Inc. announced that it has signed an agreement to acquire the mobile emissions business of Combustion Components Associates, Inc. (CCA), a manufacturer of air pollution control technologies. A copy of the company's press release, dated August 20, 2007, is filed as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.         Description
-----------         -----------

99.1                Press release issued August 20, 2007


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TENNECO INC.


Date:    August 21, 2007                     By:  /s/ David A. Wardell
                                                  -----------------------------
                                                  David A. Wardell
                                                  Senior Vice President,
                                                  General Counsel and Secretary